UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On July 27, 2021, the board of directors (the “Board”) of Farmers National Banc Corp. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, appointed Frank J. Monaco to the Board, effective July 27, 2021, to hold office as a Class III director until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board has determined that Mr. Monaco satisfies the independence requirements under the rules of The NASDAQ Stock Market LLC. The Company issued a press release announcing the appointment of Mr. Monaco to the Board, a copy of which is attached as Exhibit 99.1 hereto.

As a non-employee director, Mr. Monaco will be eligible to receive compensation in the same manner as the Company’s other non-employee directors, including a general annual retainer fee, consistent with the description in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 12, 2021. The Company will enter into an indemnification agreement with Mr. Monaco in a manner consistent with the agreements entered into with the Company’s existing directors, the form of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2011. Mr. Monaco will be appointed to the Audit Committee and the Board Enterprise Risk Management Committee of the Board.

The full text of the Company’s press release announcing the appointment of Mr. Monaco is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Board of the Company appointed Frank J. Monaco to the Board, effective July 27, 2021, as described in Item 5.02(d) of this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: August 2, 2021